                               Driehaus Mutual Funds

   Trustees & Officers

   Richard H. Driehaus
   Chairman of the Board & President

   Francis J. Harmon
   Trustee

   Robert F. Moyer
   Senior Vice President & Trustee

   A.R. Umans
   Trustee

   Daniel Zemanek
   Trustee

   William R. Andersen
   Vice President

   Diane L. Wallace
   Vice President & Treasurer

   Mary H. Weiss
   Vice President & Secretary

   Robert H. Buchen
   Vice President

   Dusko Culafic
   Assistant Treasurer

   Jennifer L. Billingsley
   Assistant Secretary

   Investment Adviser

   DRIEHAUS CAPITAL MANAGEMENT, INC.
   25 East Erie Street
   Chicago, IL 60611

   Distributor

   DRIEHAUS SECURITIES CORPORATION
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent

   PFPC INC.
   400 Bellevue Parkway
   Suite 108
   Wilmington, DE 19809

   Custodian

   CHASE MANHATTAN BANK
   One Pierrepont Plaza
   Brooklyn, NY 11201

                           DRIEHAUS MUTUAL FUNDS LOGO

                    DRIEHAUS INTERNATIONAL GROWTH FUND

                    DRIEHAUS ASIA PACIFIC GROWTH FUND

                            DRIEHAUS EMERGING
                           MARKETS GROWTH FUND

                             Distributed by:
                     DRIEHAUS SECURITIES CORPORATION

                              ANNUAL REPORT
                             TO SHAREHOLDERS
                            DECEMBER 31, 1998

            This report has been prepared for the shareholders
            of the Funds and is not an offering to sell or buy
             any Fund securities. Such offering is only made
                        by the Funds' prospectus.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Driehaus International Growth Fund:
          Portfolio Manager's Letter........................    1
          Average Annual Return Table, Graph and
         Commentary.........................................    3
          Schedule Of Investments...........................    4
          Schedule Of Investments By Industry...............    6

Driehaus Asia Pacific Growth Fund:
          Portfolio Manager's Letter........................    7
          Average Annual Return Table, Graph and
         Commentary.........................................    9
          Schedule Of Investments...........................   10
          Schedule Of Investments By Industry...............   12

Driehaus Emerging Markets Growth Fund:
          Portfolio Manager's Letter........................   13
          Average Annual Return Table, Graph and
         Commentary.........................................   15
          Schedule Of Investments...........................   16
          Schedule Of Investments By Industry...............   18

Combined Statements of Assets and Liabilities...............   19

Combined Statements of Operations...........................   20

Combined Statements of Changes in Net Assets................   22

Driehaus International Growth Fund Financial Highlights.....   24

Driehaus Asia Pacific Growth Fund Financial Highlights......   25

Driehaus Emerging Markets Growth Fund Financial
  Highlights................................................   26

Combined Notes to Financial Statements......................   27

Report of Independent Public Accountants....................   33

    Investment Philosophy: The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested in companies that meet these criteria.

--------------------------------------------------------------------------------
        DRIEHAUS INTERNATIONAL GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    In this report, we focus on fund activity during the period between August 31, 1998, the end-date of our last report to shareholders, and the fund's newly established fiscal year end of December 31. The change to a December 31 fiscal year end, which is being implemented across all Driehaus mutual funds, is intended to allow us to provide shareholders with enhanced reporting efficiency in a more meaningful calendar year timeframe. For the period from September 1, 1998, through December 31, 1998, the Driehaus International Growth Fund returned -2.04%. This compares with a return of 16.96% for the Morgan Stanley Capital International Europe, Australia, Far East Index, and 11.91% for the Lipper International Fund Index over this same period. Since inception the International Growth Fund posted an annualized return of 15.67%. This compares with an annualized return of 6.91% for the Morgan Stanley Capital International Europe, Australia, Far East Index and 8.14% for the Lipper International Fund Index over this same period.

    After performing very well in the first part of the year, the fund's performance in these last four months was disappointing. We would point to three factors which contributed to this. First, the fund declined somewhat more than the market during the financial crisis of mid-1998. Many shares in the portfolio had made significant moves early in the year and corrected sharply in the broad market sell-off. (We had reduced some positions in shares that we considered overvalued during the market decline). Second, when the market recovered in October, the fund's underweight position in Japan hurt its relative performance. While economic fundamentals remain generally weak in Japan, the twenty percent increase in the value of the Yen during the period had a substantial impact on the benchmarks that the fund is measured against. Finally, the fund's relative performance was hurt by its underweight position in financial sector shares following the market bottom in early October. We had reduced our holdings in this sector due to weaker earnings prospects resulting from the financial crisis. However, these shares rallied strongly following the market bottom and, like the Japanese market, are a big component of the benchmarks.

    Throughout this period of economic and financial turmoil, the fund remained focused on industries where we believed the prospects for growth were very strong and on companies that continued to benefit from strong secular growth somewhat independent of short-term economic trends. Many of these shares have been among the first to recover following last summer's crisis. While the portfolio lagged the market in October due to some shifts we had implemented during the crisis, performance resurged in November and December, and we believe we are well positioned.

    As of year end, our largest weighting was in the telecommunication sector, both in the UK and continental Europe, where we are seeing some exciting developments, including deregulation, growth of wireless services, and explosive growth in Internet and data traffic. Over these four months, we have continued to broaden our exposure to the various groups within this sector, increasing our holdings in:

- Nokia Corp., a wireless telecom equipment manufacturer.

- COLT Telecom Group PLC, an alternative telecom service provider.

- Vodafone Group PLC, a cellular and mobile service provider doing business in the UK as well as continental Europe that recently made a successful bid for the U. S. -based AirTouch Communications Inc., becoming the largest worldwide provider of cellular telephone services.

    Another major sector move in the fourth quarter was our recommitment to financial shares following the Asian and emerging markets crises, where we continue to emphasize the fastest growing economies in Europe, specifically Ireland, Spain, and Italy.

    The fund continues to have its heaviest weightings in Europe, and our European shares, which had lagged the market early in the fourth quarter, performed well in November and December, as the recovery focused on high-growth shares in the telecommunications, technology, and consumer sectors. During the last part of the year, we increased our weightings in both Japan and Southeast Asia. While it is still premature to expect a general turnaround in the Japanese economy, there are hopeful signs of much needed reforms in certain key sectors. At the same time, we are finding Japanese companies that we believe will perform well despite the difficult economic environment. In Southeast Asia, we believe our investments in Hong Kong, South Korea,

Thailand, and Singapore reflect our opinion that these economies are the region's most promising turnaround candidates.

    The volatility of the past year has left us more committed than ever to our investment philosophy of searching for companies with strong, sustainable growth in sales and revenues. This is what has produced our excellent long-term record. We firmly believe that the prospects for companies which are innovative, industrious, resourceful, and which are addressing new or rapidly changing markets are as good or better than they have ever been. Our experience has been that such prospects are eventually recognized by rising share values.

Sincerely,

William R Anderson
William R. Andersen
Portfolio Manager
February 19, 1999

                       DRIEHAUS INTERNATIONAL GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                DRIEHAUS INTERNATIONAL        MSCI             LIPPER
                                                     GROWTH FUND              EAFE          INTERNATIONAL
                                                        (DIGF)               INDEX           FUND INDEX
                                                ----------------------       -----          -------------
  Year ended 12/31/98                                   15.15%               20.00%            12.66%
  Three Years ended 12/31/98                            17.92%                9.00%            11.40%
  Five Years ended 12/31/98                             10.83%                9.19%             8.59%
  Since Inception (7/1/90 -- 12/31/98)                  15.67%                6.91%             8.14%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                                          LIPPER INTERNATIONAL
                                                          DIGF                   MSCI EAFE INDEX               FUND INDEX
                                                          ----                   ---------------          --------------------
Jun 1990                                               100000.00                    100000.00                   100000.00
                                                        86601.00                     78801.00                    81729.00
                                                        89754.80                     87099.00                    85405.00
                                                       102746.00                     93573.00                    91999.00
Jun 1991                                               105643.00                     88467.00                    89596.00
                                                       105258.00                     96051.00                    95356.00
                                                       109228.00                     97661.00                    96654.00
                                                       117111.00                     86071.00                    94687.00
Jun 1992                                               126030.00                     87891.00                    98946.00
                                                       118282.00                     89216.00                    93676.00
                                                       118606.00                     85773.00                    92514.00
                                                       135240.00                     96054.00                   100444.00
Jun 1993                                               142834.00                    105716.00                   105962.00
                                                       163373.00                    112727.00                   116121.00
                                                       206030.00                    113701.00                   128763.00
                                                       175484.00                    117676.00                   127382.00
Jun 1994                                               170382.00                    123688.00                   128499.00
                                                       190949.00                    123808.00                   133501.00
                                                       177981.00                    122545.00                   127815.00
                                                       169343.00                    124827.00                   124638.00
Jun 1995                                               186111.00                    125734.00                   130987.00
                                                       207588.00                    130976.00                   138125.00
                                                       210166.00                    136279.00                   140625.00
                                                       239371.00                    140217.00                   146824.00
Jun 1996                                               268940.00                    142436.00                   152817.00
                                                       253440.00                    142257.00                   152934.00
                                                       261596.00                    144520.00                   160915.00
                                                       270985.00                    142257.00                   164901.00
Jun 1997                                               307522.00                    160718.00                   183358.00
                                                       320208.00                    159586.00                   186871.00
                                                       299239.00                    147090.00                   172578.00
                                                       368797.00                    168726.00                   198181.00
Jun 1998                                               404569.00                    170518.00                   199863.00
                                                       327062.00                    146280.00                   168329.00
Dec 1998                                               344570.00                    176503.00                   194428.00

    The Driehaus International Growth Fund (the "Fund" or "DIGF") performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $100,000 investment in the Fund, on July 1, 1990 (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the MSCI EAFE Index with dividends reinvested and the Lipper International Fund Index with dividends reinvested for the same period.

    The EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars and includes reinvestment of dividends. Source: Morgan Stanley Capital International.

    The Lipper International Funds Index is an equally weighted managed index of the 30 largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars and includes reinvestment of dividends. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 97.7%
----------------------------------------------------------
EUROPE -- 75.2%
  UNITED KINGDOM -- 16.7%
    Bank of Scotland............    305,092   $  3,639,600
    COLT Telecom Group
      PLC -- ADR**..............     69,486      4,160,474
    Dixons Group PLC............    243,700      3,428,253
    Energis PLC**...............    231,025      5,169,934
    Granada Group PLC...........    129,330      2,286,293
    Kingfisher PLC..............    377,515      4,085,877
    Logica PLC..................    339,050      2,947,500
    Orange PLC**................    221,900      2,578,858
    TeleWest Communications
      PLC**.....................  1,106,720      3,194,780
    Vodafone Group PLC -- ADR...     35,979      5,797,116
                                              ------------
                                                37,288,685
                                              ------------
  FRANCE -- 15.8%
    Atos SA**...................      9,992      2,389,776
    Business Objects SA --
      ADR**.....................      5,611        182,358
    Canal Plus..................     10,204      2,785,727
    Cap Gemini SA...............     27,584      4,429,431
    Castorama Dubois
      Investisse................      9,125      2,082,770
    Equant NV**.................     31,895      2,220,541
    Equant NV -- ADR**..........     30,322      2,056,211
    Etablissements Economiques
      du Casino Guichard --
      Perrachon SA..............     36,430      3,795,600
    Lafarge SA..................     37,610      3,575,165
    Renault SA..................    100,895      4,533,584
    Societe Television
      Francaise.................     14,660      2,611,291
    Unibail (Union du Credit --
      Bail Immobilier)..........      2,576        375,839
    Vivendi.....................     16,433      4,265,630
                                              ------------
                                                35,303,923
                                              ------------
  ITALY -- 9.7%
    Arnoldo Mondadori Editore
      SpA.......................    223,520      2,961,935
    Banca Commerciale
      Italiana..................    273,405      1,890,249
    Banca di Roma**.............  1,188,600      2,018,373
    Istituto Bancario San Paolo
      di Torino.................    151,946      2,690,790
    Olivetti SpA**..............  1,201,775      4,190,817
    Telecom Italia SpA..........    255,800      2,187,395
    Telecom Italia Mobile SpA...    777,068      5,749,453
                                              ------------
                                                21,689,012
                                              ------------
  GERMANY -- 6.4%
    DaimlerChrysler AG**........     44,762      4,447,927
    Mannesmann AG...............     49,499      5,728,501
    MobilCom AG.................      4,115      1,309,471
    SAP AG (Pref.)..............      3,886      1,865,398
    Teles AG**..................      5,780        966,503
                                              ------------
                                                14,317,800
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  SWITZERLAND -- 4.9%
    Adecco SA...................      7,521   $  3,433,371
    Baloise Holding Ltd.........      4,077      4,229,931
    Schweizerische
      Rueckversicherungs --
      Gesellschaft..............      1,242      3,238,199
                                              ------------
                                                10,901,501
                                              ------------
  IRELAND -- 4.3%
    Allied Irish Banks PLC......    342,845      6,149,518
    Bank of Ireland.............    154,691      3,399,943
                                              ------------
                                                 9,549,461
                                              ------------
  SWEDEN -- 4.2%
    Gambro AB -- A..............     38,105        413,697
    Gambro AB -- B..............    171,465      1,861,556
    Hennes & Mauritz AB -- B....     66,890      5,463,076
    Kinnevik AB -- B............     58,867      1,379,887
    Societe Europeenne de
      Communication SA A --
      ADR**.....................      2,174         36,879
    Societe Europeenne de
      Communication SA B --
      ADR**.....................     19,566        362,086
                                              ------------
                                                 9,517,181
                                              ------------
  FINLAND -- 3.8%
    Nokia Corp. -- ADR..........     53,920      6,493,991
    Raisio Group PLC............    189,960      2,100,958
                                              ------------
                                                 8,594,949
                                              ------------
  SPAIN -- 3.7%
    Banco Bilbao Vizcaya SA.....    191,740      3,010,922
    Banco Central
      Hispanoamericano SA.......    286,430      3,406,240
    Tele Pizza SA**.............    206,121      1,963,870
                                              ------------
                                                 8,381,032
                                              ------------
  NETHERLANDS -- 2.4%
    ING Groep NV................     53,680      3,275,142
    VNU NV......................     53,475      2,017,419
                                              ------------
                                                 5,292,561
                                              ------------
  GREECE -- 1.1%
    Hellenic Telecommunication
      Organization SA...........     91,533      2,435,069
                                              ------------
  BELGIUM -- 1.0%
    Fortis -- B**...............      6,560      2,377,452
                                              ------------
  HUNGARY -- 0.5%
    Mol Magyar Olaj-Es Gazipari
      RT........................     39,200      1,075,189
                                              ------------
  POLAND -- 0.4%
    Telekomunikacja Polska
      SA -- GDR**...............    193,190        985,269
                                              ------------
  TURKEY -- 0.3%
    Yapi Ve Kredi Bankasi AS.... 52,590,400        608,626
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  RUSSIA -- 0.0%
    Novosibirsk Telephone**.....      4,000   $     16,000
                                              ------------
    Total Europe................               168,333,710
                                              ------------
FAR EAST -- 16.3%
  JAPAN -- 9.8%
    Alps Electric Co., Ltd. ....     28,000        515,086
    Daiwa House Industry Co.,
      Ltd. .....................     33,000        351,952
    Fancl Corp. ................      7,000        601,348
    Fujitsu Support & Service
      Inc. .....................     29,000      2,095,364
    Kao Corp. ..................    174,000      3,933,629
    Kirin Brewery Co., Ltd. ....    223,000      2,846,894
    Matsushita Communication
      Industrial Co., Ltd. .....     61,000      2,882,445
    Mitsubishi Estate Co.,
      Ltd.......................     60,000        538,846
    NTT Data Corp. .............        225      1,119,050
    NTT Mobile Communications
      Network Inc. .............         41      1,690,210
    Ryohin Keikaku Co., Ltd. ...      9,300      1,240,862
    Takeda Chemical
      Industries................    107,000      4,126,454
                                              ------------
                                                21,942,140
                                              ------------
  HONG KONG -- 1.9%
    First Pacific Co., Ltd. ....    753,000        359,635
    Hutchison Whampoa Ltd. .....    565,000      3,992,987
                                              ------------
                                                 4,352,622
                                              ------------
  AUSTRALIA -- 1.7%
    AAPT Ltd.**.................     79,400        204,543
    Cable & Wireless Optus
      Ltd.**....................    596,767      1,255,493
    Coca -- Cola Amatil Ltd. ...    612,620      2,284,600
                                              ------------
                                                 3,744,636
                                              ------------
  SINGAPORE -- 0.9%
    City Developments Ltd. .....    454,010      1,967,424
    Natsteel Electronics
      Ltd. .....................     44,400        113,021
                                              ------------
                                                 2,080,445
                                              ------------
  THAILAND -- 0.9%
    Krung Thai Bank Public Co.,
      Ltd. (Foreign)**..........  3,714,300      2,018,979
                                              ------------
  SOUTH KOREA -- 0.9%
    Pohang Iron & Steel Co.,
      Ltd. -- ADR...............    118,260      1,995,638
                                              ------------
  PHILIPPINES -- 0.2%
    Ayala Land Inc. ............  1,525,700        431,445
                                              ------------
    Total Far East..............                36,565,905
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
MIDDLE EAST -- 3.6%
  ISRAEL -- 3.6%
    Check Point Software
      Technologies Ltd.**.......     79,103   $  3,623,906
    ECI Telecommunications
      Ltd. .....................     90,380      3,219,788
    Gilat Satellite Networks
      Ltd.**....................     21,810      1,202,276
                                              ------------
                                                 8,045,970
                                              ------------
    Total Middle East...........                 8,045,970
                                              ------------
NORTH AMERICA -- 1.5%
  MEXICO -- 1.5%
    Cifra SA de CV -- V**.......          1              1
    Corporacion Interamericana
      de Entretenimiento SA --
      B**.......................         77            210
    Grupo Financiero Banamex
      Accival SA de CV -- B**...        192            252
    Grupo Televisa SA -- GDR**..    131,405      3,244,062
                                              ------------
                                                 3,244,525
                                              ------------
    Total North America.........                 3,244,525
                                              ------------
SOUTH AMERICA -- 0.9%
  BRAZIL -- 0.9%
    Telecomunicacoes de Sao
      Paulo SA (Pref.)..........  7,300,465        995,188
    Telesp Celular Participacoes
      SA -- ADR.................     47,898        838,215
    Telesp Celular Participacoes
      SA (Pref.)**.............. 36,814,500        271,188
                                              ------------
                                                 2,104,591
                                              ------------
    Total South America.........                 2,104,591
                                              ------------
AFRICA -- 0.2%
  SOUTH AFRICA -- 0.2%
    Sanlam Ltd.**...............    489,400        486,686
                                              ------------
    Total Africa................                   486,686
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $182,990,946)...............      97.7%    218,781,387
  Other Assets in Excess of
    Liabilities.................        2.3      5,049,827
                                 ----------   ------------
Net Assets......................     100.0%   $223,831,214
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all securities is as follows;

Basis....................................  $182,990,946
                                           ============
Gross Appreciation.......................  $ 38,496,730
Gross Depreciation.......................    (2,706,289)
                                           ------------
    Net Appreciation.....................  $ 35,790,441
                                           ============

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Automobiles............................      4.0%
Banking................................     12.9%
Basic Industry.........................      0.6%
Beverages & Tobacco....................      2.3%
Broadcast & Publishing Services........      6.1%
Building Materials.....................      1.6%
Business & Publishing Services.........      5.0%
Communications.........................      0.5%
Construction...........................      0.2%
Consumer Services / Multi-Industry.....      1.9%
Cosmetics..............................      2.0%
Data Processing........................      1.9%
Drugs..................................      1.8%
Electrical & Electronics...............      1.3%
Electronic Components..................      1.6%
Financial Services.....................      1.5%
Foods & Household Products.............      0.9%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Health Care............................      1.0%
Insurance..............................      4.6%
Leisure & Tourism......................      1.0%
Machinery & Engineering................      2.6%
Merchandising..........................      6.0%
Metals -- Steel........................      0.9%
Office / Communications Equipment......      1.4%
Oil....................................      0.5%
Real Estate............................      1.5%
Retailing -- Foods.....................      0.9%
Retailing -- Goods.....................      3.0%
Software & EDP Services................      7.4%
Telecommunications.....................     20.4%
Telephone Utilities....................      0.4%
Other Assets Less Liabilities..........      2.3%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS ASIA PACIFIC GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    In this report, we focus on fund activity during the period between September 30, 1998, the end-date of our last report to shareholders, and the fund's newly established fiscal year end of December 31. The change to a December 31 fiscal year end, which is being implemented across all Driehaus mutual funds, is intended to allow us to provide shareholders with enhanced reporting efficiency in a more meaningful calendar year timeframe. For the period from October 1, 1998, through December 31, 1998, the Driehaus Asia Pacific Growth Fund returned 19.28%, compared with a return of 26.62% for the Morgan Stanley Capital International Asia Pacific Index and 20.09% for the Lipper Pacific Region Fund Index. For the year ended, December 31, 1998, the Asia Pacific Growth Fund returned -1.00%, compared with a return of 2.03% for the Morgan Stanley Capital International Asia Pacific Index and -2.95% for the Lipper Pacific Region Fund Index.

    During this three-month period, the Asian markets produced excellent returns, spurred by the dramatic decline in interest rates across the region following the U.S. Federal Reserve's three rate cuts. Two primary examples of this can be found in South Korea, where short-term rates fell from 10% to 6%, and in Singapore, where rates declined from 6% to 2%, below July 1997 pre-currency crisis levels. This helped boost investor confidence that the economies in these regions will recover faster than previously expected.

    The fund underperformed the indices due to its relatively underweight position in Japan. This hurt the fund's performance when the Japanese Yen appreciated by 20% in October. The Yen's dramatic move does not appear to have been caused by a fundamental improvement in the Japanese economy but instead by hedge funds covering their Yen short positions after the Russian default. We remain relatively underweight in Japan because we think that the potential for an economic recovery in Southeast Asia is better than in Japan.

    Even though underweight in Japan, the fund maintained its largest percent invested there. The appreciation of the Yen led us to sell our holdings in Japanese export-oriented auto stocks, such as Fuji Heavy Industries Ltd. and Mazda Motor Corp. We added several Japanese stocks that should benefit from the stronger Yen, such as Nissin Food Products Co., Ltd., Osaka Gas Co., Ltd. and Tokyo Electric Power Co. Despite a sluggish economy, we continued to find new companies to invest in which exhibited rapid sales and earnings growth such as:

- Fancl Corp., a natural cosmetics/health food company, saw first-half sales jump 25% for cosmetics and 37% for health products as Japanese consumers became more health-conscious. The company's introduction of a new line of men's cosmetics/toiletries should foster continued growth. In addition, Fancl is planning to increase its store outlets to 75 -- a 50% increase -- over the next two years.

- Nihon Unisys Ltd., the distributor of Unisys computer products in Japan, is benefiting from rising margins as the strong Yen makes American products less expensive to import. In addition, the company has changed its focus from large mainframe computers to software products, which also offer higher margins. In the first half, parent company operating profits increased 57%.

- Hikari Tsushin Inc., a cellular telephone distributor, reported a recurring profit increase of 60% for the fiscal year ended August 1998. This was due to rising use of cellular phones and phone sales.

    One investment that failed to meet our expectations was Computer Engineering and Consulting Ltd., ("CEC"), a Japanese computer consulting company. Although demand for consulting is rising in Japan, CEC suffered a greater than forecast slowdown in orders due to its dependence upon the depressed manufacturing sector. We have subsequently sold our position in CEC.

    Over the quarter, the fund increased its investments in Southeast Asia, including India, from 15% to 24% based on indications of a faster-than-anticipated recovery. We increased our investments in India due to its stable economic outlook in contrast with devaluation worries in China. The fund also maintained an overweight position in Australia, where the economy proved much more resilient than expected. Third quarter 1998 GDP growth for Australia reached 5% due to strong job growth and lower interest rates, and robust domestic consumption compensated for weak commodity exports to Asia. Two of the fund's new investments in this market included Cable & Wireless Optus Ltd., the second largest Australian cellular phone company that saw a 30% increase in digital subscribers, and Aristocrat Leisure Ltd., a gaming machine company that recorded a 50% rise in net profit in the second half of 1998.

    We believe that 1998 may have provided the bottom for Southeast Asian markets. In 1999, we expect the economic recovery to create many opportunities for the fund to increase its investments in these markets.

Sincerely,

Eric J. Ritter
Eric J. Ritter
Portfolio Manager
February 19, 1999

                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                  DRIEHAUS ASIA                              LIPPER PACIFIC
                                                  PACIFIC GROWTH         MSCI ASIA            REGION FUND
                                                   FUND (DAPGF)        PACIFIC INDEX             INDEX
                                                  --------------       -------------         --------------
  Year ended 12/31/98 (since inception)               -1.00%               2.03%                 -2.95%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                                          LIPPER PACIFIC REGION
                                                          DAPGF              MSCI ASIA PACIFIC INDEX           FUND INDEX
                                                          -----              -----------------------      ---------------------
Dec 1997                                                100000.00                   100000.00                   100000.00
Mar 1998                                                 99500.00                   104617.00                   102817.00
Jun 1998                                                 85000.00                    92608.00                    88795.00
Sep 1998                                                 83000.00                    80577.00                    80813.00
Dec 1998                                                 99000.00                   102028.00                    97051.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $100,000 investment in the Fund, on December 31, 1997 (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the MSCI Asia Pacific Index with dividends reinvested and the Lipper Pacific Region Fund Index with dividends reinvested for the same period.

    The Morgan Stanley Capital International Asia Pacific Index is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 Asian and Pacific Basin countries. Data is in U.S. dollars and includes reinvestment of dividends. Source: Morgan Stanley Capital International.

    The Lipper Pacific Region Index is an equally weighted managed index of the 10 largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars and includes reinvestment of dividends.
Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      Number      Market
                                        of        Value
                                      Shares     (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 89.3%
----------------------------------------------------------
FAR EAST -- 89.3%
  JAPAN -- 55.6%
    Acom Co., Ltd...................     800    $   51,491
    Alps Electric Co., Ltd..........   4,000        73,584
    Asahi Optical Co., Ltd..........  12,000        42,448
    Avex Inc........................   1,200        54,257
    Chugai Pharmaceutical Co.,
      Ltd...........................   9,000        90,162
    Circle K Japan Co., Ltd.........   2,500       110,154
    Daikin Industries Ltd...........   5,000        49,647
    DDI Corp........................      15        55,853
    Don Quijote Co., Ltd............   1,300       144,065
    Enix Corp.......................   1,700        55,613
    Fancl Corp......................   1,000        85,907
    Fujisawa Pharmaceutical Co.,
      Ltd...........................   6,000        85,109
    Fujitsu Support & Service
      Inc...........................   2,000       144,508
    Hikari Tsushin Inc..............     900        55,454
    Hosiden Corp....................   5,000        87,414
    Itoen Ltd.......................   1,800        93,035
    K's Denki Corp..................   3,400        32,554
    Kao Corp........................   7,000       158,249
    Kirin Brewery Co., Ltd..........   8,000       102,131
    Matsushita Communication
      Industrial Co., Ltd...........   2,000        94,506
    Ministop Co., Ltd...............   1,800        46,916
    Moshi Moshi Hotline Inc.........   1,000        38,033
    Nihon Unisys Ltd................   7,000        98,673
    Nissin Food Products Co.,
      Ltd...........................   4,000       100,890
    NTT Mobile Communications
      Network Inc...................       2        82,449
    Osaka Gas Co., Ltd..............  21,000        72,422
    Ryohin Keikaku Co., Ltd.........     400        53,370
    Sekisui House Ltd...............   4,000        42,377
    Shin-Etsu Chemical Co., Ltd.....   2,000        48,228
    Sumitomo Bank Ltd...............   4,000        41,136
    Takeda Chemical Industries......   2,000        77,130
    Takefuji Corp...................     700        51,198
    Terumo Corp.....................   2,000        47,165
    Tokio Marine & Fire Insurance
      Co............................   6,000        71,811
    Tokyo Electric Power Co.........   2,600        64,310
    Toshiba Corp....................  10,000        59,665
    Trend Micro Inc.**..............     500        34,354
    York-Benimaru Co., Ltd..........   2,000        63,654
                                                ----------
                                                 2,759,922
                                                ----------
  AUSTRALIA -- 11.7%
    AAPT Ltd.**.....................  16,400        42,248
    Aristocrat Leisure Ltd..........  12,700        53,749
    Brambles Industries Ltd.........   1,695        41,326
    Cable & Wireless Optus Ltd.**...  30,088        63,300
    Cochlear Ltd....................  18,600       104,958
    Computershare Ltd...............  22,200       109,110
    Data Advantage Ltd.**...........  32,400        77,743
    LibertyOne Ltd.**...............  18,400        44,015
    TABCORP Holdings Ltd............   7,600        46,615
                                                ----------
                                                   583,064
                                                ----------

----------------------------------------------------------
                                      Number      Market
                                        of        Value
                                      Shares     (Note A)
  HONG KONG -- 5.8%
    First Pacific Co., Ltd..........  90,000    $   42,984
    Guangdong Kelon Electrical
      Holdings Co., Ltd. -- H.......  51,000        45,424
    IDT International Ltd. .........  649,000       87,125
    Johnson Electric Holdings
      Ltd...........................  27,000        69,356
    Lerado Group Holding Co.,
      Ltd.**........................  386,000       43,847
                                                ----------
                                                   288,736
                                                ----------
  SOUTH KOREA -- 3.9%
    Korea Electric Power Corp.......   1,700        42,130
    Pohang Iron & Steel Co., Ltd. --
      ADR...........................   2,500        42,187
    Samsung Electronics.............     880        59,059
    Ssangyong Oil Refining Co.,
      Ltd...........................   2,500        47,819
                                                ----------
                                                   191,195
                                                ----------
  SINGAPORE -- 3.3%
    Inchcape Motors Ltd.............  23,000        26,625
    Keppel Tatlee Bank Ltd..........  46,000        80,293
    Natsteel Electronics Ltd........   2,000         5,091
    Sembcorp Industries Ltd.**......  45,000        51,274
                                                ----------
                                                   163,283
                                                ----------
  THAILAND -- 3.2%
    Krung Thai Bank Public Co., Ltd.
      (Foreign)**...................  75,000        40,768
    National Finance Public Co.,
      Ltd. (Foreign)**..............  149,200       47,223
    Siam Cement Public Co., Ltd.
      (Foreign)**...................   3,200        72,571
                                                ----------
                                                   160,562
                                                ----------
  INDIA -- 1.9%
    Mahanagar Telephone Nigam
      Ltd. -- GDR...................   4,200        51,240
    Reliance Industries Ltd. --
      GDR**.........................   7,200        40,824
                                                ----------
                                                    92,064
                                                ----------
  PHILIPPINES -- 1.3%
    DMCI Holdings Inc.**............  893,000       37,649
    Filinvest Land Inc.**...........  495,000       27,996
                                                ----------
                                                    65,645
                                                ----------
  NEW ZEALAND -- 1.0%
    Auckland International Airport
      Ltd.**........................  36,000        50,396
                                                ----------
  INDONESIA -- 1.0%
    PT Ramayana Lestari Sentosa
      Tbk...........................  200,000       48,429
                                                ----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      Number      Market
                                        of        Value
                                      Shares     (Note A)
----------------------------------------------------------
  TAIWAN -- 0.6%
    Far Eastern Textile Ltd.........  40,000    $   32,654
                                                ----------
    Total Far East..................             4,435,950
                                                ----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $3,566,661).....................   89.3%     4,435,950
  Other Assets in Excess of
    Liabilities.....................   10.7%       528,953
                                      -------   ----------
Net Assets..........................  100.0%    $4,964,903
==========================================================


The federal income tax basis and unrealized appreciation
(depreciation) for all securities is as follows:

Basis......................................  $3,566,661
                                             ==========
Gross Appreciation.........................  $  898,098
Gross Depreciation.........................     (28,809)
                                             ----------
    Net Appreciation.......................  $  869,289
                                             ==========

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Airlines...............................      1.0%
Banking................................      3.3%
Beverages..............................      1.9%
Beverages & Tobacco....................      2.0%
Building Materials.....................      1.5%
Business & Publishing Services.........      1.1%
Chemicals..............................      1.0%
Communications.........................      0.8%
Construction...........................      1.6%
Consumer Services/Multi-Industry.......      0.9%
Cosmetics..............................      4.9%
Data Processing........................      2.0%
Drugs..................................      5.1%
Electrical & Electronics...............      5.7%
Electronic Components..................      2.3%
Electronic Systems/Devices.............      1.7%
Energy Sources.........................      1.0%
Finance & Loan.........................      2.1%
Finance/Multi-Industry.................      1.0%
Financial Services.....................      2.5%
Foods & Household Products.............      4.5%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Home Products..........................      0.9%
Insurance..............................      1.4%
International Trading..................      0.5%
Leisure & Tourism......................      2.0%
Machinery & Engineering................      1.0%
Medical Supplies.......................      3.0%
Merchandising..........................      4.5%
Metals -- Steel........................      0.8%
Real Estate............................      0.6%
Recreation.............................      0.9%
Retailing -- Goods.....................      5.1%
Software & EDP Services................      5.1%
Technology /Multi-Industry.............      0.9%
Telecommunications.....................      8.8%
Textiles...............................      0.8%
Textiles & Apparel.....................      0.7%
Transportation/Multi-Industry..........      0.8%
Utilities..............................      3.6%
Other Assets Less Liabilities..........     10.7%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                    DRIEHAUS EMERGING MARKETS GROWTH FUND --
                           PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    In this report, we focus on fund activity during the period between September 30, 1998, the end-date of our last report to shareholders, and the fund's newly established fiscal year end of December 31. The change to a December 31 fiscal year end, which is being implemented across all Driehaus mutual funds, is intended to allow us to provide shareholders with enhanced reporting efficiency in a more meaningful calendar year timeframe. For the period beginning October 1, 1998, through December 31, 1998, the Driehaus Emerging Markets Growth Fund returned 15.48%. This compares with a return of 18.06% for the Morgan Stanley Capital International Emerging Markets Index, and a 15.51% return for the Lipper Emerging Markets Fund Index. During the calendar year 1998, the Driehaus Emerging Markets Growth Fund lost -12.70% versus -23.21% for the Morgan Stanley Capital International Index and -26.87% for the Lipper Emerging Markets Fund Index.

    The performance versus the Morgan Stanley Index can be attributed to a relatively underweighted position in Latin America. In the fourth quarter, Latin American markets rallied off an extremely low base, as local speculators bought stock based on their belief that share values had fully discounted a possible Brazilian currency devaluation. At the same time, weakness in the commodities markets created continued stress in Latin American economies and other emerging markets dependent on commodity exports. While the underweighted position in Latin America negatively affected the fourth quarter performance, it worked to enhance the full year results.

    During the fourth quarter of 1998, emerging markets rebounded from the five-year lows reached in early October. This recovery was initiated by a series of interest rate cuts by the U.S. Federal Reserve, followed by credit easings across Europe. These lower interest rates prompted a rally in the Japanese Yen, which in turn sparked a recovery in many emerging market currencies, especially for Japan's trading partners in Southeast Asia. Stronger currencies were accompanied by dramatically lower interest rates in Southeast Asian countries, including Hong Kong, South Korea, and Thailand, as well as European emerging markets. All of this created the stage for a broad-based rally across most emerging markets in these regions.

    Over this period, we increased our weighting in South Korea, buying small and mid-cap stocks that then rallied in the fourth quarter. The fund's performance was also enhanced by our increased holdings of Israeli technology stocks, which rallied in line with U.S. technology stocks in the last part of the year. At December 31, 1998, Israel technology stocks represented 7.6% of the fund. The fund also had a good weighting in telecommunications stocks, especially mobile telephone companies. As of year end, approximately 33% of the fund was in shares representing Israel, Greece, Poland, Hungary, and South Korea, while less than 15% was invested in Latin America.

    During the fourth quarter, our stock selection focused on strong growth companies in the technology sector, including:

- Sofbank SA (Poland), which provides software to the financial industry in Poland through joint ventures with Western financial software companies, saw stronger than anticipated revenue and earnings growth.

- Check Point Software Technologies Ltd. (Israel), the world's largest provider of firewall software, successfully negotiated contracts with several large well-known firms to provide security for integrated systems and virtual private networks.

- Gilat Satellite Networks Ltd. (Israel), a market leader in the manufacture of terminals for data, voice, and video transmission and satellite phone systems, was awarded a major contract by South African Telecom and recently acquired U.S.-based GE Spacenet.

    One stock that we sold during the quarter was Vtech Holdings Ltd., an electronics firm based in Hong Kong. Vtech has been a market leader in cordless phones as well as electronic educational toys. However, blistering competition in the 900 mhz cordless phone segment and a negative sales trend for one of Vtech's largest customers prompted a sell.

    Looking ahead, we continue to be optimistic regarding the investment in companies that have excellent prospects for earnings and revenue growth. Although we believe that the emerging markets may be nearing a bottom in economic activity, a broad based recovery maybe some time away. Thus, companies that can demonstrate solid growth in a lackluster environment should perform well. We look forward to the investment opportunities of the coming year. Thank you for your continued support.

Sincerely,

Emery R. Brewer
Emery R. Brewer
Portfolio Manager
February 19, 1999

                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                             DRIEHAUS EMERGING
                                              MARKETS GROWTH      MSCI EMERGING     LIPPER EMERGING
                                               FUND (DEMGF)       MARKETS INDEX    MARKETS FUND INDEX
                                             -----------------    -------------    ------------------
  Year ended 12/31/98 (since inception)           -12.70%            -23.21%            -26.87%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                  MSCI EMERGING              LIPPER EMERGING
                                                        DRIEHAUS                  MARKETS INDEX            MARKETS FUND INDEX
                                                        --------                  -------------            ------------------
Dec 1997                                                100000.00                   100000.00                   100000.00
Mar 1998                                                105500.00                   107222.00                   105120.00
Jun 1998                                                 95200.00                    81832.00                    83000.00
Sep 1998                                                 75600.00                    65043.00                    63313.00
Dec 1998                                                 87300.00                    76788.00                    73132.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $100,000 investment in the Fund, on December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index with dividends reinvested and the Lipper Emerging Markets Fund Index with dividends reinvested for the same period.

    The Morgan Stanley Capital International Emerging Markets Index is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. Data is in U.S. dollars and includes reinvestment of dividends. Source: Morgan Stanley Capital International.

    The Lipper Emerging Markets Funds Index is an equally weighted managed index of the 30 largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per-capita GNP or other economic measure. Data is in U.S. dollars and includes reinvestment of dividends. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                     Number       Market
                                       of         Value
                                     Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 91.6%
----------------------------------------------------------
EUROPE -- 27.6%
  GREECE -- 8.4%
    Chipita International SA......      1,870   $   60,766
    Delta Informatics SA..........      2,530       54,658
    Infoquest SA**................        770       45,355
    Intrasoft SA..................      1,600       36,852
    Panafon Hellenic Telecom
      SA**........................      2,000       53,563
    Rokas SA......................      3,320       39,063
    STET Hellas Telecommunications
      SA -- ADR**.................      1,450       46,944
                                                ----------
                                                   337,201
                                                ----------
  POLAND -- 6.4%
    Art Marketing Syndicate
      SA**........................      3,500       41,881
    ComputerLand SA**.............      2,231       27,332
    Elektrim Spolka Akcyjna SA....      4,250       46,012
    Prokom Software -- GDR........      2,500       47,125
    Softbank SA -- GDR............      2,100       55,650
    Telekomunikacja Polska SA --
      GDR**.......................      7,935       40,468
                                                ----------
                                                   258,468
                                                ----------
  PORTUGAL -- 4.6%
    Corticeira Amorim SGPS SA.....      4,500       64,577
    Portugal Telecom SA -- ADR....      1,000       44,625
    Telecel-Comunicacoes Pessoais
      SA..........................        370       75,635
                                                ----------
                                                   184,837
                                                ----------
  HUNGARY -- 3.4%
    Magyar Tavkozlesi RT -- ADR...      2,100       62,606
    Mol Magyar Olaj-Es Gazipari
      RT -- GDR...................      2,710       74,877
                                                ----------
                                                   137,483
                                                ----------
  TURKEY -- 3.0%
    Carsi Buyuk Magazacilik AS....    385,000       16,174
    Efes Sinai Yatrim Holding
      AS -- GDR**.................     30,450       26,796
    Vestel Elektronik Sanayi Ve
      Ticaret AS**................    424,000       34,953
    Yapi Ve Kredi Bankasi AS --
      GDR.........................      3,949       44,944
                                                ----------
                                                   122,867
                                                ----------
  CZECH REPUBLIC -- 1.5%
    Ceske Radiokomunikace --
      GDR**.......................        650       20,963
    SPT Telecom AS -- GDR**.......      2,500       38,375
                                                ----------
                                                    59,338
                                                ----------
  RUSSIA -- 0.3%
    LUKoil Holding -- ADR.........        900       13,951
                                                ----------
    Total Europe..................               1,114,145
                                                ----------

----------------------------------------------------------
                                     Number       Market
                                       of         Value
                                     Shares      (Note A)
FAR EAST -- 25.8%
  SOUTH KOREA -- 6.0%
    Dong-A Pharmaceutical Co.,
      Ltd. .......................      6,600   $   58,729
    Pacific Corp..................      2,700       43,561
    Pohang Iron & Steel Co.,
      Ltd. -- ADR.................      2,200       37,125
    Samsung Electronics -- GDR....      3,870       58,553
    SK Telecom Co., Ltd. -- ADR...      4,120       41,973
                                                ----------
                                                   239,941
                                                ----------
  INDIA -- 4.0%
    BSES Ltd. -- GDR..............      3,000       38,250
    ITC Ltd. -- GDR...............      3,700       82,399
    Mahanagar Telephone Nigam
      Ltd. -- GDR.................      3,410       41,602
                                                ----------
                                                   162,251
                                                ----------
  HONG KONG -- 3.7%
    Esprit Holdings Ltd...........     92,000       39,783
    IDT International Ltd.........    400,000       53,698
    VTech Holdings Ltd............     13,000       56,719
                                                ----------
                                                   150,200
                                                ----------
  THAILAND -- 3.3%
    Bangkok Bank Public Co., Ltd.
      (Foreign)**.................     26,000       53,669
    Cogeneration Public Co., Ltd.
      (Foreign)**.................     70,000       53,944
    Thai Storage Battery Public
      Co., Ltd. (Foreign)**.......     26,000       23,972
                                                ----------
                                                   131,585
                                                ----------
  PHILIPPINES -- 2.5%
    International Container
      Terminal Services Inc.**....    520,000       43,446
    SPI Technologies Inc..........    112,000       55,426
                                                ----------
                                                    98,872
                                                ----------
  SINGAPORE -- 2.3%
    Datacraft Asia Ltd. ..........     32,032       56,697
    Sembcorp Industries Ltd.**....     33,000       37,601
                                                ----------
                                                    94,298
                                                ----------
  TAIWAN -- 1.9%
    Asustek Computer Inc. -- GDR..      4,555       42,270
    Compal Electronics Inc.**.....     11,000       35,851
                                                ----------
                                                    78,121
                                                ----------
  AUSTRALIA -- 1.3%
    LibertyOne Ltd.**.............     21,000       50,234
                                                ----------
  INDONESIA -- 0.8%
    PT Telekomunikasi
      Indonesia -- ADR............      5,000       32,500
                                                ----------
    Total Far East................               1,038,002
                                                ----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                     Number       Market
                                       of         Value
                                     Shares      (Note A)
----------------------------------------------------------
SOUTH AMERICA -- 11.6%
  BRAZIL -- 8.5%
    Companhia Energetica de Minas
      Gerais -- ADR...............      3,100   $   59,013
    Compania de Minas Buenaventura
      SA -- ADR...................      3,000       39,000
    Eletropaulo Metropolitana --
      Eletricidade de Sao Paulo SA
      (Pref.).....................    800,000       37,080
    Petroleo Brasileiro
      SA -- ADR...................      3,600       40,821
    Telecomunicacoes Brasileiras
      SA (Pref.) -- ADR...........        665       48,337
    Telemig Celular Participacoes
      SA -- ADR**.................      1,870       39,738
    Tele Norte Leste Participacoes
      SA -- ADR**.................      2,700       33,581
    Telesp Celular Participacoes
      SA (Pref.)**................  3,500,000       25,782
    Telesp Celular Participacoes
      SA -- ADR...................      1,000       17,500
                                                ----------
                                                   340,852
                                                ----------
  ARGENTINA -- 1.9%
    Telefonica de Argentina SA --
      ADR.........................      1,270       35,481
    YPF SA -- ADR.................      1,430       39,951
                                                ----------
                                                    75,432
                                                ----------
  CHILE -- 1.2%
    Sociedad Quimica Y Minera De
      Chile SA -- ADR.............      1,480       49,858
                                                ----------
    Total South America...........                 466,142
                                                ----------
AFRICA -- 9.3%
  SOUTH AFRICA -- 9.3%
    Bidvest Group Ltd.............      8,700       63,150
    Comparex Holdings Ltd. .......      7,500       60,942
    Nedcor Ltd. ..................      3,225       54,823
    Sanlam Ltd.**.................     10,600       10,541
    Softline Ltd.**...............     44,000       47,496
    South African Breweries
      Ltd.........................      3,200       53,962
    Specialised Outsourcing
      Ltd.........................      8,815       52,072
    Super Group Ltd...............     18,000       31,670
                                                ----------
                                                   374,656
                                                ----------
    Total Africa..................                 374,656
                                                ----------

----------------------------------------------------------
                                     Number       Market
                                       of         Value
                                     Shares      (Note A)
MIDDLE EAST -- 9.0%
  ISRAEL -- 9.0%
    Bank Hapoalim Ltd.............     18,000   $   32,582
    Check Point Software
      Technologies Ltd.**.........      1,700       77,881
    ECI Telecommunications Ltd....      1,600       57,000
    First International Bank of
      Israel Ltd..................     25,000       25,841
    Fundtech Ltd.**...............      2,100       43,313
    Gilat Satellite Networks
      Ltd.**......................      1,150       63,394
    TTI Team Telecom International
      Ltd.**......................      8,000       63,500
                                                ----------
                                                   363,511
                                                ----------
    Total Middle East.............                 363,511
                                                ----------
NORTH AMERICA -- 8.3%
  MEXICO -- 8.3%
    Corporacion Interamericana de
      Entretenimiento SA -- B**...     21,780       59,462
    Fomento Economico Mexicano SA
      de CV -- ADR................      2,400       63,900
    Grupo Continental SA..........     21,000       50,856
    Grupo Televisa SA -- GDR**....      2,070       51,103
    Desc SA de CV -- ADR..........      2,400       46,050
    TV Azteca SA de CV -- ADR.....      5,000       33,438
    Vitro SA -- ADR...............      6,700       30,569
                                                ----------
                                                   335,378
                                                ----------
    Total North America...........                 335,378
                                                ----------
    Total Equity Securities (Cost
      $3,467,211).................               3,691,834
                                                ----------
RIGHTS --0.0%
----------------------------------------------------------
  TAIWAN -- 0.0%
    Compal Electronics Inc. --
      Rights**....................         22           17
                                                ----------
    Total Rights (Cost $0)........                      17
                                                ----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $3,467,211)...................      91.6%    3,691,851
  Other Assets in Excess of
    Liabilities...................        8.4      336,625
                                   ----------   ----------
Net Assets........................     100.0%   $4,028,476
==========================================================


The federal income tax basis and unrealized appreciation
(depreciation) for all securities is as follows:

Basis......................................  $3,467,211
                                             ==========
Gross Appreciation.........................  $  532,998
Gross Depreciation.........................    (308,358)
                                             ----------
    Net Appreciation.......................  $  224,640
                                             ==========

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Appliances.............................      0.9%
Automobiles............................      2.2%
Auto Parts Manufacturing...............      1.2%
Banking................................      4.6%
Basic Industry.........................      1.0%
Beverages..............................      3.5%
Beverages & Tobacco....................      1.4%
Broadcast & Publishing.................      3.1%
Chemicals..............................      2.3%
Communications Equipment...............      1.6%
Computer Manufacturing.................      4.4%
Computer Software & EDP Services.......      7.6%
Construction...........................      1.6%
Data Processing........................      1.2%
Electrical & Electronics...............      1.1%
Electrical Utilities...................      2.4%
Electronic Components..................      5.8%
Electronic Systems/Devices.............      2.7%
Energy Sources.........................      1.3%
Finance/Multi-Industry.................      0.9%
Financial Services.....................      1.9%
Foods & Household Products.............      1.5%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Health Care............................      1.5%
Home Products..........................      0.8%
Information Technology.................      1.1%
Insurance..............................      0.3%
Leisure & Tourism......................      1.5%
Merchandising..........................      1.0%
Metals -- Steel........................      0.9%
Office/Communications Equipment........      1.4%
Oil....................................      4.2%
Precious Metals........................      1.0%
Retailing -- Goods.....................      0.4%
Technology/Multi-Industry..............      1.2%
Telecommunications.....................     10.8%
Telephone Utilities....................      6.5%
Tobacco................................      2.0%
Transportation -- Shipping.............      1.1%
Transportation -- Trucking.............      0.8%
Utilities..............................      0.9%
Other Assets Less Liabilities..........      8.4%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               December 31, 1998
--------------------------------------------------------------------------------

                                                            International    Asia Pacific    Emerging Markets
                                                             Growth Fund     Growth Fund       Growth Fund
-------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at market value (Cost $182,990,946;
      $3,566,661; $3,467,211; respectively).............    $218,781,387      $4,435,950        $3,691,851
    Foreign currency (Cost $0; $49,996; $39,443;
      respectively).....................................              --          50,037            34,978
    Cash................................................       5,576,490         749,683           320,163
    Receivables:
         Dividends......................................         400,496           3,199             8,845
         Interest.......................................           6,699             549               272
         Investment securities sold.....................       2,795,513           3,077            96,851
         Due from affiliates............................              --           8,721            12,275
         Net unrealized appreciation on unsettled
           foreign currency forward contracts from
           transaction hedges...........................              --           2,481                --
         Fund shares sold...............................       1,545,535              --                --
    Prepaid insurance...................................          41,734          11,433            11,470
    Deferred organizational costs.......................          69,775          23,435            23,483
                                                            ------------      ----------        ----------
-------------------------------------------------------------------------------------------------------------
             TOTAL ASSETS...............................     229,217,629       5,288,565         4,200,188
                                                            ------------      ----------        ----------
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
    Foreign currency payable (Cost $129,799; $0; $0;
      respectively).....................................         130,574              --                --
    Payables:
         Investment securities purchased................       4,794,104         295,445           144,220
         Fund shares redeemed...........................          12,513              --                --
         Due to affiliates..............................         270,128              --                --
         Net unrealized depreciation on unsettled
           foreign currency forward contracts from
           transaction hedges...........................          84,851              --               345
    Accrued expenses....................................          94,245          28,217            27,147
                                                            ------------      ----------        ----------
-------------------------------------------------------------------------------------------------------------
             TOTAL LIABILITIES..........................       5,386,415         323,662           171,712
                                                            ------------      ----------        ----------
-------------------------------------------------------------------------------------------------------------
NET ASSETS..............................................    $223,831,214      $4,964,903        $4,028,476
                                                            ============      ==========        ==========
SHARES OUTSTANDING......................................      19,385,212         501,412           461,247
                                                            ============      ==========        ==========
NET ASSET VALUE PER SHARE...............................    $      11.55      $     9.90        $     8.73
                                                            ============      ==========        ==========
=============================================================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31,
  1998:
    Paid-in capital.....................................    $199,367,380      $4,802,579        $4,704,016
    Undistributed net realized loss.....................      (8,643,972)       (510,267)         (841,208)
    Undistributed net realized foreign exchange loss....      (2,661,685)       (196,010)          (54,225)
    Unrealized foreign exchange loss....................         (20,950)           (688)           (4,747)
    Unrealized appreciation on investments..............      35,790,441         869,289           224,640
                                                            ------------      ----------        ----------
             NET ASSETS.................................    $223,831,214      $4,964,903        $4,028,476
                                                            ============      ==========        ==========
=============================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                         International Growth Fund
                                                                --------------------------------------------
                                                                For the four month period
                                                                    September 1, 1998         For the year
                                                                         through                  ended
                                                                    December 31, 1998        August 31, 1998
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
    Income:
         Dividends (net of non-reclaimable foreign taxes of
           $21,034; $122,120; $165; $1,712; $1,391; $2,665
           respectively)....................................           $   177,401             $ 2,300,361
         Interest...........................................               193,244                 678,841
                                                                       -----------             -----------
------------------------------------------------------------------------------------------------------------
           Total income.....................................               370,645               2,979,202
                                                                       -----------             -----------
------------------------------------------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................             1,029,285               3,343,049
         Administration fee.................................                84,672                 268,069
         Professional fees..................................                84,542                 128,982
         Federal and state registration fees................                 5,005                  33,258
         Custodian fee......................................                91,504                 212,518
         Transfer agent fees................................                14,752                  41,646
         Trustees' fees.....................................                20,464                  45,734
         Amortization of organization costs.................                 8,457                  28,630
         Miscellaneous......................................                34,899                  79,628
                                                                       -----------             -----------
------------------------------------------------------------------------------------------------------------
         Total expenses before fees waived and
           reimbursements...................................             1,373,580               4,181,514
                                                                       -----------             -----------
         Administration fee waived..........................                    --                      --
         Transfer agent fees waived.........................                    --                      --
         Expense reimbursement from adviser.................                    --                      --
                                                                       -----------             -----------
           Total expenses net of fees waived and
             reimbursements.................................             1,373,580               4,181,514
                                                                       -----------             -----------
------------------------------------------------------------------------------------------------------------
             Net investment loss............................            (1,002,935)             (1,202,312)
                                                                       -----------             -----------
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from security transactions.....            (6,684,701)              8,389,493
    Net realized foreign exchange loss......................            (1,276,925)             (1,384,760)
    Net realized foreign exchange loss on portfolio
      hedges................................................                    --                      --
    Net change in unrealized foreign exchange gain (loss)...               (23,572)                 26,693
    Net change in unrealized foreign exchange loss on
      portfolio hedges......................................                    --                      --
    Change in unrealized appreciation of investments........             2,860,625              23,608,944
                                                                       -----------             -----------
------------------------------------------------------------------------------------------------------------
             Net gain (loss) on investments.................            (5,124,573)             30,640,370
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................           $(6,127,508)            $29,438,058
                                                                       ===========             ===========
============================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
--------------------------------------------------------------------------------

                   Asia Pacific Growth Fund                          Emerging Markets Growth Fund
       ------------------------------------------------    ------------------------------------------------
                                       For the period                                      For the period
                                          from the                                            from the
                                        commencement                                        commencement
       For the three month period      of operations       For the three month period      of operations
            October 1, 1998          December 31, 1997          October 1, 1998          December 31, 1997
                through                   through                   through                   through
           December 31, 1998         September 30, 1998        December 31, 1998         September 30, 1998
       ----------------------------------------------------------------------------------------------------
               $   5,460                 $  28,808                 $  10,779                $    37,001
                   6,901                    21,558                     3,834                     17,822
               ---------                 ---------                 ---------                -----------
                          -------------------------------------------------------------------------------------
                  12,361                    50,366                    14,613                     54,823
               ---------                 ---------                 ---------                -----------
                          -------------------------------------------------------------------------------------
                  16,552                    30,175                    14,459                     36,373
                  28,500                    85,500                    28,500                     85,500
                  15,545                    32,652                    15,556                     33,062
                     908                     5,041                       742                      7,204
                  11,647                    27,796                     9,692                     32,237
                   9,056                    27,084                     9,025                     27,046
                   2,697                     3,702                     2,457                      3,702
                   1,476                     4,379                     1,466                      4,386
                   6,199                    17,476                     6,296                     17,131
               ---------                 ---------                 ---------                -----------
                          -------------------------------------------------------------------------------------
                  92,580                   233,805                    88,193                    246,641
               ---------                 ---------                 ---------                -----------
                 (26,955)                  (82,684)                  (27,150)                   (82,105)
                  (7,800)                  (23,400)                   (7,800)                   (23,400)
                 (25,273)                  (68,376)                  (26,735)                   (74,452)
               ---------                 ---------                 ---------                -----------
                  32,552                    59,345                    26,508                     66,684
               ---------                 ---------                 ---------                -----------
                          -------------------------------------------------------------------------------------
                 (20,191)                   (8,979)                  (11,895)                   (11,861)
               ---------                 ---------                 ---------                -----------
                          -------------------------------------------------------------------------------------
                 203,567                  (713,834)                 (178,838)                  (662,370)
                (123,986)                  (51,529)                  (10,805)                   (43,420)
                      --                   (20,494)                       --                         --
                  14,396                       319                    (3,802)                      (945)
                      --                   (15,404)                       --                         --
                 698,924                   170,365                   746,762                   (522,122)
               ---------                 ---------                 ---------                -----------
                          -------------------------------------------------------------------------------------
                 792,901                  (630,577)                  553,317                 (1,228,857)
                          -------------------------------------------------------------------------------------
               $ 772,710                 $(639,556)                $ 541,422                $(1,240,718)
               =========                 =========                 =========                ===========
                          -------------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------------

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             International Growth Fund
                                                           --------------------------------------------------------------
                                                                                                          For the period
                                                                                                             from the
                                                                                                           commencement
                                                           For the four month period                      of operations
                                                               September 1, 1998        For the year     October 28, 1996
                                                                    through                 ended            through
                                                               December 31, 1998       August 31, 1998   August 31, 1997
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
    Operations:
        Net investment loss..............................        $ (1,002,935)          $ (1,202,312)      $   (784,650)
        Net realized and unrealized gain (loss) on
          investments....................................          (5,124,573)            30,640,370         22,693,875
                                                                 ------------           ------------       ------------
-------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from operations..................          (6,127,508)            29,438,058         21,909,225
                                                                 ------------           ------------       ------------
-------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
        Net investment income............................                  --                     --                 --
        Capital gains....................................          (9,922,354)           (18,667,191)                --
                                                                 ------------           ------------       ------------
            Total distributions to shareholders..........          (9,922,354)           (18,667,191)                --
                                                                 ------------           ------------       ------------
-------------------------------------------------------------------------------------------------------------------------
    Capital share transactions:
        Proceeds from shares sold........................          58,317,866             86,666,536        166,480,305
        Reinvestment of distributions....................           9,838,003             18,666,482                 --
        Cost of shares redeemed..........................         (57,363,037)           (67,560,735)        (7,944,848)
                                                                 ------------           ------------       ------------
            Net increase in net assets derived from
              capital share transactions.................          10,792,832             37,772,283        158,535,457
                                                                 ------------           ------------       ------------
            Total increase (decrease) in net assets......          (5,257,030)            48,543,150        180,444,682
                                                                 ------------           ------------       ------------
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
    Beginning of period..................................        $229,088,244           $180,545,094       $    100,412
                                                                 ------------           ------------       ------------
    End of period........................................        $223,831,214           $229,088,244       $180,545,094
                                                                 ============           ============       ============
=========================================================================================================================
    Capital share transactions are as follows:
        Shares issued....................................           5,245,917              6,694,016         15,894,033
        Shares reinvested................................             909,243              1,840,876                 --
        Shares redeemed..................................          (5,254,104)            (5,222,930)          (731,880)
                                                                 ------------           ------------       ------------
            Net increase from capital share
              transactions...............................             901,056              3,311,962         15,162,153
                                                                 ============           ============       ============
=========================================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
--------------------------------------------------------------------------------

                Asia Pacific Growth Fund                         Emerging Markets Growth Fund
    ------------------------------------------------   ------------------------------------------------
                                    For the period                                     For the period
                                       from the                                           from the
                                     commencement                                       commencement
    For the three month period      of operations      For the three month period      of operations
          October 1, 1998         December 31, 1997          October 1, 1998         December 31, 1997
              through                  through                   through                  through
         December 31, 1998        September 30, 1998        December 31, 1998        September 30, 1998
-------------------------------------------------------------------------------------------------------
            $  (20,191)               $   (8,979)              $  (11,895)              $   (11,861)
               792,901                  (630,577)                 553,317                (1,228,857)
            ----------                ----------               ----------               -----------
-------------------------------------------------------------------------------------------------------
               772,710                  (639,556)                 541,422                (1,240,718)
            ----------                ----------               ----------               -----------
-------------------------------------------------------------------------------------------------------
                    --                        --                       --                        --
                    --                        --                       --                        --
            ----------                ----------               ----------               -----------
                    --                        --                       --                        --
            ----------                ----------               ----------               -----------
-------------------------------------------------------------------------------------------------------
               610,000                 4,318,619                       --                 4,737,772
                    --                        --                       --                        --
                    --                   (96,870)                      --                   (10,000)
            ----------                ----------               ----------               -----------
               610,000                 4,221,749                       --                 4,727,772
            ----------                ----------               ----------               -----------
             1,382,710                 3,582,193                  541,422                 3,487,054
            ----------                ----------               ----------               -----------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
            $3,582,193                $       --               $3,487,054               $        --
            ----------                ----------               ----------               -----------
            $4,964,903                $3,582,193               $4,028,476               $ 3,487,054
            ==========                ==========               ==========               ===========
=======================================================================================================
                69,795                   442,994                       --                   462,301
                    --                        --                       --                        --
                    --                   (11,377)                      --                    (1,054)
            ----------                ----------               ----------               -----------
                69,795                   431,617                       --                   461,247
            ==========                ==========               ==========               ===========
=======================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                For the period
                                                         For the four                              from the
                                                         month period                            commencement
                                                       September 1, 1998                          operations
                                                            through          For the year      October 28, 1996
                                                         December 31,            ended             through
                                                             1998           August 31, 1998    August 31, 1997
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...............       $  12.39            $  11.90            $  10.00
                                                          --------            --------            --------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss..............................          (0.04)              (0.07)              (0.05)
  Net gains (losses) on investments (both realized
    and unrealized)................................          (0.25)               1.77                1.95
                                                          --------            --------            --------
         Total Income (Loss) from investment
           operations..............................          (0.29)               1.70                1.90
                                                          --------            --------            --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income.............           0.00                0.00                0.00
  Distributions from capital gains.................          (0.55)              (1.21)               0.00
                                                          --------            --------            --------
         Total distributions.......................          (0.55)              (1.21)               0.00
                                                          --------            --------            --------
Net asset value, end of period.....................       $  11.55            $  12.39            $  11.90
                                                          ========            ========            ========
         Total Return..............................          (2.04)%**           16.50%              19.00%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's).............       $223,831            $229,088            $180,545
  Ratio of expenses to average assets..............           2.00%*              1.88%               2.11%*
  Ratio of net investment loss to average net
    assets.........................................          (1.46)%*            (0.54)%             (0.67)%*
  Portfolio turnover...............................         116.28%**           219.78%             380.02%**
  Annualized portfolio turnover....................         347.89%             219.78%             450.35%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                       For the period
                                                                  For the three           from the
                                                                  month period          commencement
                                                                 October 1, 1998       of operations
                                                                     through         December 31, 1997
                                                                December 31, 1998         through
---------------------------------------------------------------------------------    September 30, 1998
Net asset value, beginning of period........................         $  8.30              $ 10.00
                                                                     -------              -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................           (0.04)               (0.02)
  Net gains (losses) on securities (both realized and
    unrealized).............................................            1.64                (1.68)
                                                                     -------              -------
         Total Income (Loss) from investment operations.....            1.60                (1.70)
                                                                     -------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................            0.00                 0.00
  Distributions from capital gains..........................            0.00                 0.00
                                                                     -------              -------
         Total distributions................................            0.00                 0.00
                                                                     -------              -------
Net asset value, end of period..............................         $  9.90              $  8.30
                                                                     =======              =======
         Total Return.......................................           19.28 %**           (17.00)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................         $ 4,965              $ 3,582
  Ratio of expenses to average assets.......................            2.95 %*+             2.95 %*+
  Ratio of net investment loss to average net assets........           (2.64)%*+            (0.45)%*+
  Portfolio turnover........................................           92.40 %**           283.59 %**
  Annualized portfolio turnover.............................          366.60 %             379.16 %

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements.
PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.95% of the net assets of the Driehaus Asia Pacific Growth Fund for the first twenty four months of its operations.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                             For the period
                                                                                                from the
                                                             For the three month period       commencement
                                                                  October 1, 1998            of operations
                                                                      through              December 31, 1997
                                                                 December 31, 1998              through
---------------------------------------------------------------------------------------    September 30, 1998
Net asset value, beginning of period.......................           $  7.56                   $ 10.00
                                                                      -------                   -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............................             (0.03)                    (0.03)
  Net gains (losses) on securities (both realized and
    unrealized)............................................              1.20                     (2.41)
                                                                      -------                   -------
         Total Income (Loss) from investment operations....              1.17                     (2.44)
                                                                      -------                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income.....................              0.00                      0.00
  Distributions from capital gains.........................              0.00                      0.00
                                                                      -------                   -------
         Total distributions...............................              0.00                      0.00
                                                                      -------                   -------
Net asset value, end of period.............................           $  8.73                   $  7.56
                                                                      =======                   =======
         Total Return......................................             15.48 %**                (24.40)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's).....................           $ 4,028                   $ 3,487
  Ratio of expenses to average assets......................              2.75 %*+                  2.75 %*+
  Ratio of net investment loss to average net assets.......             (1.23)%*+                 (0.49)%*+
  Portfolio turnover.......................................             82.60 %**                261.21 %**
  Annualized portfolio turnover............................            327.69 %                  349.24 %

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and
  Adviser expense reimbursements.
PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.75% of the net assets of the Driehaus Emerging Markets Growth Fund for the first twenty four months of its operations.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    The DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND (individually, the "FUND", collectively, the "FUNDS") are each a series of the DRIEHAUS MUTUAL FUNDS (the "TRUST"), a registered management investment company. The TRUST is a Delaware business trust organized under an Agreement and Declaration of Trust dated May 31, 1996, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The FUNDS commenced operations as follows:

                      ------------------------------------

                             Fund                              Commencement of Operations
 ----------------------------------------------------------------------------------------
 *THE DRIEHAUS INTERNATIONAL GROWTH FUND                                10/28/96
 THE DRIEHAUS ASIA PACIFIC GROWTH FUND                                  12/31/97
 THE DRIEHAUS EMERGING MARKETS GROWTH FUND                              12/31/97
 ----------------------------------------------------------------------------------------

* The DRIEHAUS INTERNATIONAL GROWTH FUND was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a Limited Partnership organized on July 1, 1990.
                      ------------------------------------

    The investment objective of the FUNDS is to maximize capital appreciation.

    The DRIEHAUS INTERNATIONAL GROWTH FUND seeks to achieve its objective by investing primarily in the equity securities of foreign companies.

    The DRIEHAUS ASIA PACIFIC GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

    The DRIEHAUS EMERGING MARKETS GROWTH FUND seeks to achieve its objective by investing primarily in the equity securities of emerging market companies.

FISCAL YEAR END

    Effective September 1, 1998, the DRIEHAUS INTERNATIONAL GROWTH FUND changed its fiscal year end to December 31. Effective October 1, 1998, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND each changed their fiscal year ends to December 31. As a result, these financial statements and related notes to financial statements include these respective transition to calendar year periods ("respective transition periods") ending December 31, 1998.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. At December 31, 1998, there were no securities for which market quotations were not available.

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The FUNDS determine income and expenses, daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes since the FUNDS have already elected or intended to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and have made all the required distributions to their shareholders in amounts sufficient to relieve the FUNDS from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

    The DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At December 31, 1998, the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND had capital loss carryforwards of approximately $2,663,000, $470,000 and $707,000 respectively, which may be carried forward eight tax years.

    During the year DRIEHAUS INTERNATIONAL GROWTH FUND, DRIEHAUS ASIA PACIFIC GROWTH FUND and DRIEHAUS EMERGING MARKETS GROWTH FUND made reclassifications of $2,205,247, $29,170 and $23,756, respectively from undistributed net investment loss to paid in capital in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies."

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the FUNDS' valuation.

    Net realized foreign exchange gains or losses which are reported by the FUNDS result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and reclaimable foreign withholding taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities, which are denominated in foreign currencies (other than investments in securities), as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the non-speculative use of forward contracts with respect to portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The FUNDS had no open portfolio hedges at December 31, 1998.

    The FUNDS do not isolate that portion of the results of operations which result from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

                            ------------------------

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the FUNDS have been deferred and are amortized over a period of 60 months. The FUNDS' remaining amortization period for these costs is as follows:

                            Fund                                Remaining Amortization Period
---------------------------------------------------------------------------------------------
THE DRIEHAUS INTERNATIONAL GROWTH FUND                                    33 Months
THE DRIEHAUS ASIA PACIFIC GROWTH FUND                                     48 Months
THE DRIEHAUS EMERGING MARKETS GROWTH FUND                                 48 Months
---------------------------------------------------------------------------------------------

                            ------------------------

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT ADVISORY FEES,
   TRANSACTIONS WITH AFFILIATES AND
   ADMINISTRATIVE FEES

    Richard H. Driehaus, the Chairman of the Board and President of the TRUST, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

    Driehaus Capital Management, Inc. ("DCM") serves as the FUNDS' investment adviser. In return for its services to the FUNDS, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each FUND'S average net assets.

    DCM agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND will not exceed, 2.95% and 2.75%, respectively, of the average net assets of each FUND on an annual basis, for the first twenty four months of each FUND'S operations after the effective date of the each FUND'S registration statement.

                      ------------------------------------

    The expense caps, amounts accrued and payable to DCM and amounts accrued and receivable from DCM during the respective transition periods ended December 31, 1998 are as follows:

                                                                                                        Expense
                                                                                                     Reimbursement
                                                   Advisory Fees Payable                               Receivable
                                                     (included in due                                 (included in
            Fund                Advisory Fees         to affiliates)           Expense Cap        due from affiliates)
----------------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL
  GROWTH FUND                    $1,029,285              $270,128             Not Applicable                 --
DRIEHAUS ASIA PACIFIC GROWTH
  FUND                               16,552                    --                      2.95%            $ 8,721
DRIEHAUS EMERGING MARKETS
  GROWTH FUND                        14,459                    --                       2.75             12,275
----------------------------------------------------------------------------------------------------------------------

                      ------------------------------------

    Driehaus Securities Corporation ("DSC") has acted as the FUND'S distributor since December 31, 1998. For the period December 18, 1997 to December 30, 1998, the FUNDS' were self-distributed. Prior to December 18, 1997, DSC was the FUNDS' distributor.

    DSC acts as a broker for the FUNDS for domestically traded securities. For the respective transition periods ended December 31, 1998, the FUNDS paid the following brokerage commissions:

                      ------------------------------------

                                                               Total          Commissions       Shares Traded
                          Fund                              Commissions       Paid to DSC        through DSC
-------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                          $1,206,835          $81,396           1,546,238
DRIEHAUS ASIA PACIFIC GROWTH FUND                               36,688            1,432              25,500
DRIEHAUS EMERGING MARKETS GROWTH FUND                           22,878           10,194             152,440
-------------------------------------------------------------------------------------------------------------

    A portion of these commissions are, in turn paid by DSC to third parties for clearing and floor brokerage services.
                      ------------------------------------

    Certain officers of the TRUST are also officers of the Adviser. No such officers received compensation from the FUNDS.

    PFPC Inc., a wholly owned, indirect subsidiary of PNC Bank, serves as the FUNDS' administrative and accounting agent. In compensation for its services, PFPC Inc. receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. PFPC Inc. has waived their minimum fees during the first twenty four months of operations for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND. For the respective transition periods ended December 31, 1998, $26,955 and $27,150 of these fees have been waived by PFPC Inc. for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND, respectively.

    PFPC Inc., also acts as the transfer agent and dividend dispensing agent for the FUNDS. PFPC Inc. has waived a portion of its monthly fee for transfer

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

agent service, for the first twenty four months of operations, for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND. For the respective transition periods ended December 31, 1998, $7,800 and $7,800 of these fees were waived by PFPC Inc., for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND, respectively.

C. FOREIGN CURRENCY FORWARD CONTRACTS

    At December 31, 1998 the FUNDS had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 1998 the FUNDS' currency transactions are limited to transaction hedges.

    The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

                      ------------------------------------

    The FUNDS had the following outstanding contracts at December 31, 1998:

DRIEHAUS INTERNATIONAL GROWTH FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                Unrealized
                                                               Appreciation
US Dollars                                   Settlement       (Depreciation)
   Sold       Foreign Currency Purchased        Date       at December 31, 1998
-------------------------------------------------------------------------------
$  362,156   215,826 Pounds Sterling        January 1999         $ (3,410)
   340,348   202,347 Pounds Sterling        January 1999           (4,027)
   169,885   101,002 Pounds Sterling        January 1999           (2,010)
   447,382   268,698 Pounds Sterling        January 1999             (793)
   595,079   357,405 Pounds Sterling        January 1999           (1,054)
    55,643   90,595 Australian Dollars      January 1999             (177)
    97,318   158,421 Australian Dollars     January 1999             (315)
   133,863   15,541,478 Japanese Yen        January 1999            3,827
   270,065   31,262,678 Japanese Yen        January 1999            6,943
    56,039   92,913 Singapore Dollars       January 1999              296
    28,616   47,202 Singapore Dollars       January 1999                6
 1,112,757   238,797,706 Hungarian Forints  January 1999          (28,318)
                                                                 --------
                                                                 $(29,032)
-------------------------------------------------------------------------------

Foreign Currency Sales:

                                                                Unrealized
                                                               Appreciation
US Dollars                                   Settlement       (Depreciation)
Purchased        Foreign Currency Sold          Date       at December 31, 1998
-------------------------------------------------------------------------------
$  747,054   86,732,915 Japanese Yen        January 1999         $(21,359)
   473,722   54,838,044 Japanese Yen        January 1999          (12,179)
   572,401   66,261,194 Japanese Yen        January 1999          (14,715)
   158,454   18,155,672 Japanese Yen        January 1999           (2,437)
   229,296   26,272,688 Japanese Yen        January 1999           (3,527)
   145,964   1,185,246 Swedish Krona        January 1999             (391)
    88,335   716,381 Swedish Krona          January 1999             (129)
   193,029   1,571,756 Swedish Krona        January 1999           (1,082)
                                                                 --------
                                                                 $(55,819)
                                                                 --------
             Net unrealized depreciation                         $(84,851)
                                                                 ========
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS ASIA PACIFIC GROWTH FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                Unrealized
                                                               Appreciation
US Dollars                                   Settlement       (Depreciation)
   Sold       Foreign Currency Purchased        Date       at December 31, 1998
-------------------------------------------------------------------------------
$   44,206   71,961 Australian Dollars      January 1999         $   (148)
     4,280   6,968 Australian Dollars       January 1999              (14)
     7,526   12,251 Australian Dollars      January 1999              (24)
    74,035   8,595,496 Japanese Yen         January 1999            2,117
    34,035   3,899,725 Japanese Yen         January 1999              524
     4,998   8,286 Singapore Dollars        January 1999               26
                                                                 --------
                                                                 $  2,481
                                                                 --------
             Net unrealized appreciation                         $  2,481
                                                                 ========
-------------------------------------------------------------------------------

DRIEHAUS EMERGING MARKETS GROWTH FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                Unrealized
                                                               Appreciation
US Dollars                                   Settlement       (Depreciation)
   Sold       Foreign Currency Purchased        Date       at December 31, 1998
-------------------------------------------------------------------------------
$   44,294   72,105 Australian Dollars      January 1999         $   (148)
    25,449   149,513 South African Rand     January 1999               (6)
    27,409   160,343 South African Rand     January 1999             (123)
                                                                 --------
                                                                 $   (277)
-------------------------------------------------------------------------------

Foreign Currency Sales:

                                                                Unrealized
                                                               Appreciation
US Dollars                                   Settlement       (Depreciation)
Purchased        Foreign Currency Sold          Date       at December 31, 1998
-------------------------------------------------------------------------------
$   12,867   21,333 Singapore Dollars       January 1999         $    (68)
                                                                 --------
             Net unrealized depreciation                         $   (345)
                                                                 ========
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

D. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of investments securities, other than short-term obligations, for the respective transition periods ended December 31, 1998, were as follows:

                            Fund                                 Purchases         Sales
--------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                              $240,249,703    $233,363,536
DRIEHAUS ASIA PACIFIC GROWTH FUND                                  4,323,443       3,467,875
DRIEHAUS EMERGING MARKETS GROWTH FUND                              3,050,969       2,719,431
--------------------------------------------------------------------------------------------

                      ------------------------------------

E. RESTRICTED SECURITIES

    The FUNDS may purchase securities that have been privately placed but that are eligible for purchase and sale under rule 144A under the Securities Act of 1933. At December 31, 1998 there were no such securities in the FUNDS' portfolios.

F. LINES OF CREDIT

    The DRIEHAUS INTERNATIONAL GROWTH FUND has a $5 million committed line of credit and a $5 million uncommitted line of credit. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals. For the four month period ended December 31, 1998, no borrowing was made on these lines of credit.

G. LONG TERM CAPITAL GAINS DISTRIBUTION

    The DRIEHAUS INTERNATIONAL GROWTH FUND distributed a total long term capital gain dividend of $9,922,354 in December, 1998.

H. OFF BALANCE SHEET RISKS

    The FUNDS' investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets. It is the Advisor's policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Driehaus International Growth Fund, Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund:

    We have audited the accompanying statements of assets and liabilities of DRIEHAUS INTERNATIONAL GROWTH FUND, DRIEHAUS ASIA PACIFIC GROWTH FUND AND DRIEHAUS EMERGING MARKETS GROWTH FUND (the "Funds"), including the schedules of investments and investments by industry on pages 4-6, 9-11 and 15-17, as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Driehaus International Growth Fund, Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund as of December 31, 1998, and the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Chicago, Illinois
February 19, 1999